SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) November 4, 2004


                                  SUPCOR, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                       0-50913                        52-2175898
   --------                       -------                        ----------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


515 Madison Avenue, Suite 2100, New York, NY                       10022
--------------------------------------------                       -----
(Address of principal executive offices)                         (ZIP Code)

Registrant's Telephone Number, Including Area Code:  (212) 755-3636
                                                    ----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations
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Item 1.01  Entry into a Material Definitive Agreement
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     The Company joined in an Agreement for the purchase and sale of common stock entered into between certain selling shareholders of the Company and certain individuals who purchased their shares for the purpose of providing warranties and representations. The Purchasers bought 4,500,998 shares of the Company's common stock from the selling shareholders.

Item 1.02 Termination of a Material Definitive Agreement
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     None

Item 1.03 Bankruptcy or Receivership
------------------------------------

     None


Section 2 - Financial Information
---------------------------------

Item 2.01 Completion of Acquisition or Disposition of Assets
------------------------------------------------------------

     None

Item 2.02 Results of Operations and Financial Condition
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     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an
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Off-Balance Sheet Arrangement of a Registrant
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     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial
--------------------------------------------------------------------------
Obligation or an Obligation Under an Off-Balance Sheet Arrangement
------------------------------------------------------------------

     None

Item 2.05 Costs Associated with Exit or Disposal Activities
-----------------------------------------------------------

     None

Item 2.06 Material Impairments
------------------------------

     None

Section 3 - Securities Trading Markets
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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
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Standard; Transfer of Listing
-----------------------------

     None

Item 3.02 Unregistered Sales of Equity Securities
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     None

Item 3.03 Material Modification to Rights of Security Holders
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     None


Section 4 - Matters Related to Accountants and Financial Statements
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Item 4.01 Changes in Registrant's Certifying Account
----------------------------------------------------

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related
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Audit Report or Completed Interim Review
----------------------------------------

     None.


Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.01 Changes in Control of Registrant
------------------------------------------

On November 4, 2004, an aggregate of 4,500,988 shares of common stock were sold by various shareholders to the following individuals, all of whom are citizens and residents of the People's Republic of China:

                  Name                    Number of Shares
                  ----                    ----------------
                  Yuying Zhang              1,350,296
                  Min Zhao                    900,198
                  Shuangpeng Tian             585,128
                  Guocong Zhou                585,128
                  Weixing Yin                 405,089
                  Li Shi                      405,089
                  Guiqing Liu                 270,060

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
------------------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

On November 14, 2004 Richard Starke resigned as President and Director of the Company and Cosmo Palmieri resigned as Secretary and Director of the Company Yuying Zhang has been appointed Chairman and CEO and Lin Wen has been appointed Secretary and Director.

The following individuals have been appointed as officers and directors effective as of the resignations of Messrs Starke and Palmieri.

Yuying Zhang, age 53, Chairman and CEO. Mr. Zhang has been chairman and general manager of Beijing Tenet Jove Technological Development Co., Ltd. since December 2003. From 1995 until December 2003, he served as general manager of Tianjin Balas Technological Development Co., Ltd.. Mr. Zhang is a graduate of China Central Radio and Television University in China.

Weixing Yin, Director age 47. Mr. Yin has served as deputy chairman of Beijing Tenet Jove Technological Development Co., Ltd. since 2003. From 1996 until 2003, he was the general manager of Beijing Superstar Culture and Communication Center. Mr. Yin is a graduate of the Beijing College of Art in Beijing, China.

John R. Rice, Director, age 60. Mr. Rice received a Bachelor of Arts degree in Liberal Arts from the University of Miami in Miami, Florida, in 1964. From 1975 to 1989, he was a principal of John R. Rice Associates, Inc., a New York-based business consulting and finance company that initially focused on asset based debt placements and expanded to include medical equipment lease financing with clients including, among others, Johnson and Johnson Technocare, Division, Seimens Corporation, Picker Corporation, GE Capital, Marine Midland Bank, and various medical equipment-based Limited Partnerships. Mr. Rice became active in organizing, promoting and managing several Limited Partnerships. Mr. Rice is a founder, managing member and principal of Capstone & Company, LLC, a financial service company, and its affiliates. He oversees international marketing of Capstone's programs and services to investors and joint venture partners, and is also responsible for capital formation for the Capstone group of companies

Lin Wen, Secretary age 27. Miss Lin Wen has served as Director of Administration and Management Center of Beijing Tenet Jove Technological Development Co., Ltd. since January 2004. From July 2002 to December 2003, she worked as Director of general office of Sales Company of Shandong Chenming Paper Holdings Ltd., and from July 2000 to June 2002 as assistant to general manager of Hangzhou Wahaha Group Co., Ltd. Miss Wen received bachelor degree in Economy from Chongqing University in 2000.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
-----------------------------------------------------------------------------
Year
----

     None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit
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Plans
-----

     None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a
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Provision of the Code of Ethics.
--------------------------------


Section 6 - [Reserved]
----------------------


Section 7 - Regulation FD
-------------------------

Item 7.01 Regulation FD Disclosure
----------------------------------

     None


Section 8 - Other Events
------------------------

Item 8.01 Other Events
----------------------

     None

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

     10.1    Share Purchase Agreement




                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2004                     SUPCOR, INC.


                                            By: /s/ Yuying Zhang
                                            ------------------------------------
                                            Yuying Zhang, Chairman and CEO